Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31,
	2025	2024	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$16,756	$17,312	$(556)	(3.2)%
International Package	5,045	4,923	122	2.5%
Supply Chain Solutions	2,678	3,066	(388)	(12.7)%
Total revenue	24,479	25,301	(822)	(3.2)%
Operating expenses:
U.S. Domestic Package	15,328	15,631	(303)	(1.9)%
International Package	4,161	3,904	257	6.6%
Supply Chain Solutions	2,415	2,840	(425)	(15.0)%
Total operating expenses	21,904	22,375	(471)	(2.1)%
Operating profit:
U.S. Domestic Package	1,428	1,681	(253)	(15.1)%
International Package	884	1,019	(135)	(13.2)%
Supply Chain Solutions	263	226	37	16.4%
Total operating profit	2,575	2,926	(351)	(12.0)%
Other income (expense):
Other pension income (expense)	47	(598)	645	N/A
Investment income (expense) and other	16	28	(12)	(42.9)%
Interest expense	(266)	(229)	(37)	16.2%
Total other income (expense)	(203)	(799)	596	(74.6)%
Income before income taxes	2,372	2,127	245	11.5%
Income tax expense	581	406	175	43.1%
Net income	$1,791	$1,721	$70	4.1%

Net income as a percentage of revenue	7.3%	6.8%
Per share amounts:
Basic earnings per share	$2.11	$2.02	$0.09	4.5%
Diluted earnings per share	$2.10	$2.01	$0.09	4.5%
Weighted-average shares outstanding:
Basic	849	854	(5)	(0.6)%
Diluted	853	858	(5)	(0.6)%
Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$1,706	$1,754	$(48)	(2.7)%
International Package	908	1,062	(154)	(14.5)%
Supply Chain Solutions	276	284	(8)	(2.8)%
Total operating profit	2,890	3,100	(210)	(6.8)%
Total other income (expense)	$(203)	$(134)	$(69)	51.5%
Income before income taxes	$2,687	$2,966	$(279)	(9.4)%
Net income	$2,029	$2,360	$(331)	(14.0)%

Basic earnings per share	$2.39	$2.76	$(0.37)	(13.4)%
Diluted earnings per share	$2.38	$2.75	$(0.37)	(13.5)%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31,
	2025	2024	Change	% Change
Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,617	$2,682	$(65)	(2.4)%
Deferred	1,353	1,385	(32)	(2.3)%
Ground	12,465	12,937	(472)	(3.6)%
Cargo and Other	321	308	13	4.2%
Total U.S. Domestic Package	16,756	17,312	(556)	(3.2)%
International Package:
Domestic	953	887	66	7.4%
Export	3,905	3,873	32	0.8%
Cargo and Other	187	163	24	14.7%
Total International Package	5,045	4,923	122	2.5%
Supply Chain Solutions:
Forwarding	728	826	(98)	(11.9)%
Logistics	1,444	1,799	(355)	(19.7)%
Other	506	441	65	14.7%
Total Supply Chain Solutions	2,678	3,066	(388)	(12.7)%
Consolidated	$24,479	$25,301	$(822)	(3.2)%

Consolidated volume (in millions)	1,458	1,619	(161)	(9.9)%

Operating weekdays	62	62	—	0.0%
Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,630	1,863	(233)	(12.5)%
Deferred	1,077	1,209	(132)	(10.9)%
Ground	17,263	19,310	(2,047)	(10.6)%
Total U.S. Domestic Package	19,970	22,382	(2,412)	(10.8)%
International Package:
Domestic	1,688	1,749	(61)	(3.5)%
Export	1,864	1,978	(114)	(5.8)%
Total International Package	3,552	3,727	(175)	(4.7)%
Consolidated	23,522	26,109	(2,587)	(9.9)%
Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$25.90	$23.22	$2.68	11.5%
Deferred	20.26	18.48	1.78	9.6%
Ground	11.65	10.81	0.84	7.8%
Total U.S. Domestic Package	13.27	12.25	1.02	8.3%
International Package:
Domestic	9.11	8.18	0.93	11.4%
Export	33.79	31.58	2.21	7.0%
Total International Package	22.06	20.60	1.46	7.1%
Consolidated	$14.60	$13.44	$1.16	8.6%
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Fourth Quarter
(unaudited)

	Three Months Ended
	December 31,
	2025	2024	Change	% Change
(in millions)
Compensation and benefits	$13,034	$12,996	$38	0.3%
Repairs and maintenance	817	775	42	5.4%
Depreciation and amortization	972	919	53	5.8%
Purchased transportation	2,873	3,695	(822)	(22.2)%
Fuel	1,129	1,112	17	1.5%
Other occupancy	570	544	26	4.8%
Other expenses	2,509	2,334	175	7.5%
Total operating expenses	$21,904	$22,375	$(471)	(2.1)%
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31,
	2025	2024	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$59,519	$60,376	$(857)	(1.4)%
International Package	18,576	17,960	616	3.4%
Supply Chain Solutions	10,566	12,734	(2,168)	(17.0)%
Total revenue	88,661	91,070	(2,409)	(2.6)%
Operating expenses:
U.S. Domestic Package	55,593	56,031	(438)	(0.8)%
International Package	15,703	14,769	934	6.3%
Supply Chain Solutions	9,498	11,802	(2,304)	(19.5)%
Total operating expenses	80,794	82,602	(1,808)	(2.2)%
Operating profit:
U.S. Domestic Package	3,926	4,345	(419)	(9.6)%
International Package	2,873	3,191	(318)	(10.0)%
Supply Chain Solutions	1,068	932	136	14.6%
Total operating profit	7,867	8,468	(601)	(7.1)%
Other income (expense):
Other pension income (expense)	169	(396)	565	N/A
Investment income (expense) and other	145	236	(91)	(38.6)%
Interest expense	(1,017)	(866)	(151)	17.4%
Total other income (expense)	(703)	(1,026)	323	(31.5)%
Income before income taxes	7,164	7,442	(278)	(3.7)%
Income tax expense	1,592	1,660	(68)	(4.1)%
Net income	$5,572	$5,782	$(210)	(3.6)%

Net income as a percentage of revenue	6.3%	6.3%
Per share amounts:
Basic earnings per share	$6.56	$6.76	$(0.20)	(3.0)%
Diluted earnings per share	$6.56	$6.75	$(0.19)	(2.8)%
Weighted-average shares outstanding:
Basic	849	855	(6)	(0.7)%
Diluted	850	856	(6)	(0.7)%
Non-GAAP Adjusted Income Data (1):
Operating profit:
U.S. Domestic Package	$4,604	$4,516	$88	1.9%
International Package	2,935	3,360	(425)	(12.6)%
Supply Chain Solutions	1,122	1,018	104	10.2%
Total operating profit	8,661	8,894	(233)	(2.6)%
Total other income (expense)	$(684)	$(355)	$(329)	92.7%
Income before income taxes	$7,977	$8,539	$(562)	(6.6)%
Net income	$6,086	$6,615	$(529)	(8.0)%

Basic earnings per share	$7.17	$7.73	$(0.56)	(7.2)%
Diluted earnings per share	$7.16	$7.72	$(0.56)	(7.3)%

(1) See Non-GAAP schedules for reconciliation of adjustments.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Twelve Months Ended
	December 31,
	2025	2024	Change	% Change
Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$9,652	$9,703	$(51)	(0.5)%
Deferred	4,446	4,757	(311)	(6.5)%
Ground	44,183	45,347	(1,164)	(2.6)%
Cargo and Other	1,238	569	669	117.6%
Total U.S. Domestic Package	59,519	60,376	(857)	(1.4)%
International Package:
Domestic	3,401	3,186	215	6.7%
Export	14,479	14,142	337	2.4%
Cargo and Other	696	632	64	10.1%
Total International Package	18,576	17,960	616	3.4%
Supply Chain Solutions:
Forwarding	2,916	4,728	(1,812)	(38.3)%
Logistics	5,855	6,437	(582)	(9.0)%
Other	1,795	1,569	226	14.4%
Total Supply Chain Solutions	10,566	12,734	(2,168)	(17.0)%
Consolidated	$88,661	$91,070	$(2,409)	(2.6)%

Consolidated volume (in millions)	5,253	5,672	(419)	(7.4)%

Operating weekdays	252	253	(1)	(0.4)%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,499	1,651	(152)	(9.2)%
Deferred	892	1,058	(166)	(15.7)%
Ground	15,119	16,452	(1,333)	(8.1)%
Total U.S. Domestic Package	17,510	19,161	(1,651)	(8.6)%
International Package:
Domestic	1,575	1,554	21	1.4%
Export	1,762	1,703	59	3.5%
Total International Package	3,337	3,257	80	2.5%
Consolidated	20,847	22,418	(1,571)	(7.0)%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$25.55	$23.23	$2.32	10.0%
Deferred	19.78	17.77	2.01	11.3%
Ground	11.60	10.89	0.71	6.5%
Total U.S. Domestic Package	13.21	12.34	0.87	7.1%
International Package:
Domestic	8.57	8.10	0.47	5.8%
Export	32.61	32.82	(0.21)	(0.6)%
Total International Package	21.26	21.03	0.23	1.1%
Consolidated	$14.50	$13.60	$0.90	6.6%
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Detail of Operating Expenses - Year to Date
(unaudited)

	Twelve Months Ended
	December 31,
	2025	2024	Change	% Change
(in millions)
Compensation and benefits	$48,605	$48,093	$512	1.1%
Repairs and maintenance	3,107	2,940	167	5.7%
Depreciation and amortization	3,746	3,609	137	3.8%
Purchased transportation	10,588	13,589	(3,001)	(22.1)%
Fuel	4,316	4,366	(50)	(1.1)%
Other occupancy	2,269	2,117	152	7.2%
Other expenses	8,163	7,888	275	3.5%
Total operating expenses	$80,794	$82,602	$(1,808)	(2.2)%
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Consolidated Balance Sheets
December 31, 2025 (unaudited) and December 31, 2024 (amounts in millions)

	December 31, 2025	December 31, 2024
ASSETS
Current Assets:
Cash and cash equivalents	$5,887	$6,112
Accounts receivable, net	11,209	10,871
Other current assets	1,949	2,327
Total Current Assets	19,045	19,310
Property, Plant and Equipment, Net	37,731	37,179
Operating Lease Right-Of-Use Assets	4,263	4,149
Goodwill	5,837	4,300
Intangible Assets, Net	4,021	3,064
Deferred Income Tax Assets	140	112
Other Non-Current Assets	2,053	1,956
Total Assets	$73,090	$70,070

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$608	$1,838
Current maturities of operating leases	763	733
Accounts payable	6,633	6,302
Accrued wages and withholdings	3,715	3,655
Self-insurance reserves	1,137	1,086
Accrued group welfare and retirement plan contributions	1,389	1,390
Other current liabilities	1,375	1,437
Total Current Liabilities	15,620	16,441
Long-Term Debt and Finance Leases	23,519	19,446
Non-Current Operating Leases	3,700	3,635
Pension and Postretirement Benefit Obligations	6,567	6,859
Deferred Income Tax Liabilities	3,690	3,595
Other Non-Current Liabilities	3,739	3,351

Shareowners' Equity:
Class A common stock	1	2
Class B common stock	8	7
Additional paid-in capital	275	136
Retained earnings	20,151	20,882
Accumulated other comprehensive loss	(4,208)	(4,309)
Deferred compensation obligations	5	7
Less: Treasury stock	(5)	(7)
Total Equity for Controlling Interests	16,227	16,718
Noncontrolling interests	28	25
Total Shareowners' Equity	16,255	16,743
Total Liabilities and Shareowners' Equity	$73,090	$70,070

Certain prior year amounts have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(In millions, unaudited)

	Twelve Months Ended
	December 31,
	2025	2024
Cash Flows From Operating Activities:
Net income	$5,572	$5,782
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	3,746	3,609
Pension and postretirement benefit expense	1,009	1,698
Pension and postretirement benefit contributions	(1,361)	(1,524)
Self-insurance reserves	236	44
Deferred tax benefit	(8)	(15)
Stock compensation expense	73	24
Other losses	113	262
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	(382)	(566)
Other assets	65	70
Accounts payable	(190)	262
Accrued wages and withholdings	27	501
Other liabilities	(517)	(11)
Other operating activities	67	(14)
Net cash from operating activities	8,450	10,122
Cash Flows From Investing Activities:
Capital expenditures	(3,685)	(3,909)
Proceeds from disposal of businesses, property, plant and equipment	700	1,115
Purchases of marketable securities	(90)	(76)
Sales and maturities of marketable securities	293	2,748
Acquisitions, net of cash acquired	(1,968)	(71)
Other investing activities	15	(24)
Net cash used in investing activities	(4,735)	(217)
Cash Flows From Financing Activities:
Net change in short-term debt	—	(1,272)
Proceeds from long-term borrowings	4,153	2,785
Repayments of long-term borrowings	(2,069)	(2,487)
Purchases of common stock	(1,000)	(500)
Issuances of common stock	159	232
Dividends	(5,398)	(5,399)
Other financing activities	14	(209)
Net cash used in financing activities	(4,141)	(6,850)
Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	201	(149)
Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(225)	2,906
Cash, Cash Equivalents and Restricted Cash:
Beginning of period	6,112	3,206
End of period	$5,887	$6,112
Certain prior year amounts have been reclassified to conform to the current year presentation. Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of Free Cash Flow (Non-GAAP measure)
(In millions, unaudited)

	Twelve Months Ended
	December 31,
	2025	2024
Cash flows from operating activities	$8,450	$10,122
Capital expenditures	(3,685)	(3,909)
Proceeds from disposals of property, plant and equipment	700	113
Other investing activities	5	(24)
Free Cash Flow (Non-GAAP measure)	$5,470	$6,302
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
December 31,
(amounts in millions)	2025	2024		2025	2024
Operating Profit (GAAP)	$2,575	$2,926	Operating Margin (GAAP)	10.5%	11.6%

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Financial systems	11	13	Financial systems	0.1%	0.1%
Transformation 2.0 total	11	13	Transformation 2.0 total	0.1%	0.1%

Fit to Serve	—	47	Fit to Serve	—	0.2%

Network Reconfiguration and Efficiency Reimagined	122	35	Network Reconfiguration and Efficiency Reimagined	0.5%	0.1%

Total Transformation Strategy Costs	133	95	Total Transformation Strategy Costs	0.6%	0.4%

Goodwill and Asset Impairment Charges (1,2)	182	60	Goodwill and Asset Impairment Charges (1,2)	0.7%	0.2%
Multiemployer Pension Plan Withdrawal (3)	—	19	Multiemployer Pension Plan Withdrawal (3)	—%	0.1%

Non-GAAP Adjusted Operating Profit	$2,890	$3,100	Non-GAAP Adjusted Operating Margin	11.8%	12.3%

(amounts in millions)	2025	2024
Other Income (Expense) (GAAP)	$(203)	$(799)

Pension Adjustment (4)	—	665

Non-GAAP Adjusted Other Income (Expense)	$(203)	$(134)

(1) Reflects a pre-tax impairment charge of $182 million related to the retirement of the MD-11 aircraft fleet.
(2) Reflects pre-tax impairment charges of $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.
(3) Reflects a pre-tax one-time charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(4) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
December 31,
(amounts in millions)	2025	2024	(amounts in millions)	2025	2024
Income Before Income Taxes (GAAP)	$2,372	$2,127	Income Tax Expense (GAAP)	$581	$406

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Financial systems	11	13	Financial systems	3	3
Transformation 2.0 total	11	13	Transformation 2.0 total	3	3

Fit to Serve	—	47	Fit to Serve	—	11

Network Reconfiguration and Efficiency Reimagined	122	35	Network Reconfiguration and Efficiency Reimagined	29	8

Total Transformation Strategy Costs	133	95	Total Transformation Strategy Costs	32	22

Goodwill and Asset Impairment Charges (1,2)	182	60	Goodwill and Asset Impairment Charges (1,2)	45	14
Multiemployer Pension Plan Withdrawal (3)	—	19	Multiemployer Pension Plan Withdrawal (3)	—	5
Pension Adjustment (4)	—	665	Pension Adjustment (4)	—	159

Non-GAAP Adjusted Income Before Income Taxes	$2,687	$2,966	Non-GAAP Adjusted Income Tax Expense	$658	$606

(1) Reflects a pre-tax impairment charge of $182 million related to the retirement of the MD-11 aircraft fleet.
(2) Reflects pre-tax impairment charges of $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.
(3) Reflects a pre-tax one-time charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(4) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Three Months Ended
December 31,
(amounts in millions)	2025	2024		2025	2024
Net Income (GAAP)	$1,791	$1,721	Diluted Earnings Per Share (GAAP)	$2.10	$2.01

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Financial systems	8	10	Financial systems	0.01	0.01
Transformation 2.0 total	8	10	Transformation 2.0 total	0.01	0.01

Fit to Serve	—	36	Fit to Serve	—	0.04

Network Reconfiguration and Efficiency Reimagined	93	27	Network Reconfiguration and Efficiency Reimagined	0.11	0.03

Total Transformation Strategy Costs	101	73	Total Transformation Strategy Costs	0.12	0.08

Goodwill and Asset Impairment Charges (1,2)	137	46	Goodwill and Asset Impairment Charges (1,2)	0.16	0.05
Multiemployer Pension Plan Withdrawal (3)	—	14	Multiemployer Pension Plan Withdrawal (3)	—	0.02
Pension Adjustment (4)	—	506	Pension Adjustment (4)	—	0.59

Non-GAAP Adjusted Net Income	$2,029	$2,360	Non-GAAP Adjusted Diluted Earnings Per Share	$2.38	$2.75

(1) Reflects a pre-tax impairment charge of $182 million related to the retirement of the MD-11 aircraft fleet.
(2) Reflects pre-tax impairment charges of $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.
(3) Reflects a pre-tax one-time charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(4) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Three Months Ended
December 31,
	2025	2024		2025	2024		2025	2024
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$15,328	$15,631	(1.9)%	$1,428	$1,681	(15.1)%	8.5%	9.7%

Adjusted for:
Transformation Strategy Costs	(105)	(54)		105	54		0.7%	0.3%
Goodwill and Asset Impairment Charges	(173)	—		173	—		1.0%	—%
Multiemployer Pension Plan Withdrawal	—	(19)		—	19		—%	0.1%

Non-GAAP Adjusted Measure	$15,050	$15,558	(3.3)%	$1,706	$1,754	(2.7)%	10.2%	10.1%

	2025	2024		2025	2024		2025	2024
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$4,161	$3,904	6.6%	$884	$1,019	(13.2)%	17.5%	20.7%

Adjusted for:
Transformation Strategy Costs	(15)	(43)		15	43		0.3%	0.9%
Goodwill and Asset Impairment Charges	(9)	—		9	—		0.2%	—%

Non-GAAP Adjusted Measure	$4,137	$3,861	7.1%	$908	$1,062	(14.5)%	18.0%	21.6%

	2025	2024		2025	2024		2025	2024
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$2,415	$2,840	(15.0)%	$263	$226	16.4%	9.8%	7.4%

Adjusted for:
Transformation Strategy Costs	(13)	2		13	(2)		0.5%	(0.1)%
Goodwill and Asset Impairment Charges	—	(60)		—	60		—%	2.0%

Non-GAAP Adjusted Measure	$2,402	$2,782	(13.7)%	$276	$284	(2.8)%	10.3%	9.3%

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Three Months Ended
	December 31,
	2025	2024	% Change
Operating Days	62	62
Average Daily U.S. Domestic Package Volume (in thousands)	19,970	22,382
U.S. Domestic Package Cost Per Piece (GAAP)	$12.14	$11.00	10.4%

Transformation Strategy Costs	(0.08)	(0.04)
Goodwill and Asset Impairment Charges	(0.14)	—
Multiemployer Pension Plan Withdrawal	—	(0.01)

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$11.92	$10.95	8.9%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Year Ended
December 31,
(amounts in millions)	2025	2024		2025	2024
Operating Profit (GAAP)	$7,867	$8,468	Operating Margin (GAAP)	8.9%	9.3%

Transformation Strategy Costs:			Transformation Strategy Costs:

Transformation 2.0			Transformation 2.0
Business portfolio review	(18)	29	Business portfolio review	—%	—%
Financial systems	55	54	Financial systems	0.1%	0.1%
Transformation 2.0 total	37	83	Transformation 2.0 total	0.1%	0.1%

Fit to Serve	47	204	Fit to Serve	0.1%	0.3%

Network Redesign and Efficiency Reimagined	509	35	Network Redesign and Efficiency Reimagined	0.6%	—%

Total Transformation Strategy Costs	593	322	Total Transformation Strategy Costs	0.8%	0.4%

Goodwill and Asset Impairment Charges (1,2)	182	108	Goodwill and Asset Impairment Charges (1,2)	0.1%	0.2%
Net Loss (Gain) on Divestiture (7,3)	19	(156)	Net Loss (Gain) on Divestiture (7,3)	—%	(0.2)%
One-Time Payment for Int'l Regulatory Matter (4)	—	88	One-Time Payment for Int'l Regulatory Matter (4)	—%	0.1%
Expense for Regulatory Matter (5)	—	45	Expense for Regulatory Matter (5)	—%	—%
Multiemployer Pension Plan Withdrawal (6)	—	19	Multiemployer Pension Plan Withdrawal (6)	—%	—%

Non-GAAP Adjusted Operating Profit	$8,661	$8,894	Non-GAAP Adjusted Operating Margin	9.8%	9.8%

(amounts in millions)	2025	2024
Other Income (Expense) (GAAP)	$(703)	$(1,026)

Goodwill and Asset Impairment Charges (1)	19	—
One-Time Payment for Int'l Regulatory Matter (4)	—	6
Pension Adjustment (8)	—	665

Non-GAAP Adjusted Other Income (Expense)	$(684)	$(355)

(1) Reflects pre-tax impairment charges of $182 million related to the retirement of the MD-11 aircraft fleet and $19 million for the write-down of an equity investment in 2025.
(2) Reflects pre-tax impairment charges of $41 million for acquired trade names, $7 million for software licenses and $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.

(3) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(4) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.
(5) Reflects expense related to the settlement of a regulatory matter.
(6) Reflects a pre-tax one-time charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(7) Reflects a pre-tax net loss of $19 million on the divestiture of a business within Supply Chain Solutions.
(8) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Year Ended
December 31,
(amounts in millions)	2025	2024	(amounts in millions)	2025	2024
Income Before Income Taxes (GAAP)	$7,164	$7,442	Income Tax Expense (GAAP)	$1,592	$1,660

Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	(18)	29	Business portfolio review	(5)	7
Financial systems	55	54	Financial systems	14	13
Transformation 2.0 total	37	83	Transformation 2.0 total	9	20

Fit to Serve	47	204	Fit to Serve	10	49

Network Redesign and Efficiency Reimagined	509	35	Network Redesign and Efficiency Reimagined	122	8

Total Transformation Strategy Costs	593	322	Total Transformation Strategy Costs	141	77

Goodwill and Asset Impairment Charges (1,2)	201	108	Goodwill and Asset Impairment Charges (1,2)	45	27
Net Loss (Gain) on Divestiture (7,3)	19	(156)	Net Loss (Gain) on Divestiture (7,3)	4	(4)
One-Time Payment for Int'l Regulatory Matter (4)	—	94	Multiemployer Pension Plan Withdrawal (6)	—	5
Expense for Regulatory Matter (5)	—	45	Pension Adjustment (8)	—	159
Multiemployer Pension Plan Withdrawal (6)	—	19	Reversal of Income Tax Valuation Allowance (9)	109	—
Pension Adjustment (8)	—	665

Non-GAAP Adjusted Income Before Income Taxes	$7,977	$8,539	Non-GAAP Adjusted Income Tax Expense	$1,891	$1,924

(1) Reflects pre-tax impairment charges of $182 million related to the retirement of the MD-11 aircraft fleet and $19 million for the write-down of an equity investment in 2025.
(2) Reflects pre-tax impairment charges of $41 million for acquired trade names, $7 million for software licenses and $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.

(3) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(4) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.
(5) Reflects expense related to the settlement of a regulatory matter.
(6) Reflects a pre-tax one-time charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(7) Reflects a pre-tax net loss of $19 million on the divestiture of a business within Supply Chain Solutions.
(8) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
(9) Reflects the reversal of an income tax valuation allowance.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures
(unaudited)

Year Ended
December 31,
(amounts in millions)	2025	2024		2025	2024
Net Income (GAAP)	$5,572	$5,782	Diluted Earnings Per Share (GAAP)	$6.56	$6.75
Transformation Strategy Costs:			Transformation Strategy Costs:
Transformation 2.0			Transformation 2.0
Business portfolio review	(13)	22	Business portfolio review	(0.02)	0.03
Financial systems	41	41	Financial systems	0.05	0.05
Transformation 2.0 total	28	63	Transformation 2.0 total	0.03	0.08

Fit to Serve	37	155	Fit to Serve	0.04	0.18

Network Redesign and Efficiency Reimagined	387	27	Network Redesign and Efficiency Reimagined	0.46	0.03

Total Transformation Strategy Costs	452	245	Total Transformation Strategy Costs	0.53	0.29

Goodwill and Asset Impairment Charges (1,2)	156	81	Goodwill and Asset Impairment Charges (1,2)	0.18	0.09
Net Loss (Gain) on Divestiture (7,3)	15	(152)	Net Loss (Gain) on Divestiture (7,3)	0.02	(0.18)
One-Time Payment for Int'l Regulatory Matter (4)	—	94	One-Time Payment for Int'l Regulatory Matter (4)	—	0.11
Expense for Regulatory Matter (5)	—	45	Expense for Regulatory Matter (5)	—	0.05
Multiemployer Pension Plan Withdrawal (6)	—	14	Multiemployer Pension Plan Withdrawal (6)	—	0.02
Pension Adjustment (8)	—	506	Pension Adjustment (8)	—	0.59
Reversal of Income Tax Valuation Allowance (9)	(109)	—	Reversal of Income Tax Valuation Allowance (9)	(0.13)	—

Non-GAAP Adjusted Net Income	$6,086	$6,615	Non-GAAP Adjusted Diluted Earnings Per Share	$7.16	$7.72

(1) Reflects pre-tax impairment charges of $182 million related to the retirement of the MD-11 aircraft fleet and $19 million for the write-down of an equity investment in 2025.
(2) Reflects pre-tax impairment charges of $41 million for acquired trade names, $7 million for software licenses and $60 million for IT systems and other fixed assets within Supply Chain Solutions in 2024.

(3) Represents a pre-tax gain of $156 million on the divestiture of our Coyote Logistics business within Supply Chain Solutions during 2024.
(4) Reflects a pre-tax one-time payment for an international regulatory matter of $88 million and related interest of $6 million.
(5) Reflects expense related to the settlement of a regulatory matter.
(6) Reflects a pre-tax one-time charge of $19 million to withdraw from a multiemployer pension plan within the United States.
(7) Reflects a pre-tax net loss of $19 million on the divestiture of a business within Supply Chain Solutions.
(8) Net mark-to-market loss recognized outside of a 10% corridor on company-sponsored defined benefit pension and postretirement plans.
(9) Reflects the reversal of an income tax valuation allowance.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures by Segment
(unaudited)

Year Ended
December 31,
	2025	2024		2025	2024		2025	2024
U.S. Domestic Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$55,593	$56,031	(0.8)%	$3,926	$4,345	(9.6)%	6.6%	7.2%
Adjusted for:
Transformation Strategy Costs	(505)	(147)		505	147		0.8%	0.3%
Goodwill and Asset Impairment Charges	(173)	(5)		173	5		0.3%	—%
Multiemployer Pension Plan Withdrawal	—	(19)		—	19		—%	—%
Non-GAAP Adjusted Measure	$54,915	$55,860	(1.7)%	$4,604	$4,516	1.9%	7.7%	7.5%

	2025	2024		2025	2024		2025	2024
International Package	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$15,703	$14,769	6.3%	$2,873	$3,191	(10.0)%	15.5%	17.8%
Adjusted for:
Transformation Strategy Costs	(53)	(79)		53	79		0.3%	0.4%
Goodwill and Asset Impairment Charges	(9)	(2)		9	2		—%	—%
One-Time International Regulatory Matter	—	(88)		—	88		—%	0.5%

Non-GAAP Adjusted Measure	$15,641	$14,600	7.1%	$2,935	$3,360	(12.6)%	15.8%	18.7%

	2025	2024		2025	2024		2025	2024
Supply Chain Solutions	Operating Expenses		% Change	Operating Profit		% Change	Operating Margin
GAAP	$9,498	$11,802	(19.5)%	$1,068	$932	14.6%	10.1%	7.3%
Adjusted for:
Transformation Strategy Costs	(35)	(96)		35	96		0.3%	0.8%
Net (Loss) Gain on Divestiture	(19)	156		19	(156)		0.2%	(1.2)%
Goodwill and Asset Impairment Charges	—	(101)		—	101		—%	0.7%
Expense for Regulatory Matter	—	(45)		—	45		—%	0.4%

Non-GAAP Adjusted Measure	$9,444	$11,716	(19.4)%	$1,122	$1,018	10.2%	10.6%	8.0%

Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Reconciliation of GAAP and Non-GAAP Adjusted Measures - U.S. Domestic Cost Per Piece
(unaudited)

	Year Ended
	December 31,
	2025	2024	% Change
Operating Days	252	253
Average Daily U.S. Domestic Package Volume (in thousands)	17,510	19,161
U.S. Domestic Package Cost Per Piece (GAAP)	$12.35	$11.42	8.1%

Transformation Strategy Costs	(0.11)	(0.04)
Goodwill and Asset Impairment Charges	(0.04)	—

U.S. Domestic Package Non-GAAP Adjusted Cost Per Piece	$12.20	$11.38	7.2%

Note: Cost per piece excludes expense associated with cargo and other activity.
Certain amounts are calculated based on unrounded numbers.

United Parcel Service, Inc.
Aircraft Fleet - As of December 31, 2025
(unaudited)

Description	UPS Owned and/or Operated	Charters & Leases Operated by Others	On Order	Under Option

Boeing 757-200	75	—	—	—
Boeing 767-300	89	—	18	—
Boeing 767-300BCF	6	—	—	—
Boeing 767-300BDSF	4	—	—	—
Airbus A300-600	52	—	—	—
Boeing MD-11(1)	26	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	30	—	—	—
Other	—	221	—	—
Total	295	221	18	—

(1) MD-11 aircraft fleet shown above has been retired as of December 31, 2025.

Certain amounts are calculated based on unrounded numbers.